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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 16, 1998
                -------------------------------------------------
                (Date of Report (date of earliest event reported)


                                ORTHODONTIX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           FLORIDA                    0-27836                65-0643773
   ----------------------        ----------------        -------------------
   (State or other juris-        (Commission File           (IRS Employer
  diction of incorporation)           Number)            Identification No.)


                       2222 Ponce de Leon Blvd., Suite 300
                           Coral Gables, Florida 33134
               --------------------------------------------------
               (Address or principal executive offices, zip code)


                                 (305) 446-8661
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                            Embassy Acquisition Corp.
                         1428 Brickell Avenue, Suite 105
                              Miami, Florida 33131
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  Not Applicable

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  On April 16, 1998, Embassy Acquisition Corp. (the "Registrant") consummated a business combination (the "Business Combination") with Orthodontix, Inc., a Florida corporation ("Orthodontix"), pursuant to an Agreement and Plan of Merger and Reorganization dated October 30, 1997. At the closing of the Business Combination, (i) Orthodontix became a wholly-owned subsidiary of the Registrant in exchange for, among other things, 3,374,637 shares of the Registrant's Common Stock, representing approximately 57.1% of the Registrant's outstanding Common Stock after giving effect to the Business Combination; and (ii) the Registrant changed its name to "Orthodontix, Inc." The Registrant's Registration Statement on Form S-4, as amended (SEC File No. 333-48677), relating to the Business Combination is incorporated by reference herein.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not Applicable

ITEM 5.           OTHER EVENTS

                  Not Applicable

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  In connection with the closing of the Business Combination, Craig Brumfield, Ronald M. Stein and Andrew Marshak resigned as directors of the Registrant.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial statements of business acquired

                           Financial statements of the business acquired shall be filed for the periods specified in Regulation S-B within the time period specified under Item 7 of Form 8-K.

                  (b)      Pro forma financial information

                           None

                  (c)      Exhibits

                          3.1       Restated Articles of Incorporation of the
                                    Registrant
                         17.1 Memorandum dated April 16, 1998, from Messrs. Brumfield, Stein and Marshak indicating their resignation from the Board of Directors of Embassy Acquisition Corp.
                         99.1       Press Release dated April 17, 1998

ITEM 8.           CHANGE IN FISCAL YEAR

                  Not Applicable


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ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

                  Not Applicable


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ORTHODONTIX, INC.
                                          (Registrant)


Dated: April 20, 1998                     By: /s/ F.W. MORT GUILFORD
                                             ----------------------------------
                                                  F.W. Mort Guilford, President

c:\CJR\ORTHO-EMB\Form 8-k.wpd


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                                LIST OF EXHIBITS




EXHIBIT           DESCRIPTION
-------           -----------

  3.1             Restated Articles of Incorporation of the Registrant
 17.1 Memorandum dated April 16, 1998, from Messrs. Brumfield, Stein and Marshak indicating their resignation from the Board of Directors of Embassy Acquisition Corp.
 99.1             Press Release dated April 17, 1998